                                                                  Exhibit 10.20

                           OMNIBUS OPTION AGREEMENT
                                  (OP Units)


                                 BY AND AMONG

           AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P.

                                    AND THE

                             GRANTORS NAMED BELOW

                                 LOUIS E. CAPT
                              RICHARD O. JACOBSON
                            THOMAS J. CORCORAN, JR.
                               HERVEY A. FELDMAN
                                 PIN N. HWANG
                                THOMAS L. WIESE
                                STEVEN L. COBB
                         RICHARD A. & BARBARA A. HESS
                                  JERRY JACOB

                          Dated as of April 26, 1996



* THIS AGREEMENT HAS BEEN AMENDED IN ACCORDANCE WITH SECTION 6.1 BY DELETING AJG FAMILY PARTNERS, LTD. AND MARTIN L. PRICE AS PARTIES HERETO AND CONFORMING EXHIBIT A AND EXHIBIT B IN CONNECTION WITH SUCH DELETION.

                               TABLE OF CONTENTS

                                                                                       PAGE

ARTICLE I:     THE OPTION................................................................ 1
      1.1      Grant of Option........................................................... 1
      1.2      Term and Exercise of Option............................................... 1
      1.3      Acquisition Consideration................................................. 2
      1.4      Lock-Up Agreement......................................................... 2
      1.5      Other Agreements.......................................................... 2
      1.6      Adjustments to Acquisition Consideration.................................. 2

ARTICLE II:    CLOSING PROCEDURES........................................................ 2
      2.1      Contribution of Property Interests........................................ 2
      2.2      Closing; Conditions to Obligations........................................ 2
      2.3      Documents to Be Delivered at the Closing.................................. 4
      2.4      Cessation of Public Offering.............................................. 4
      2.5      Closing Costs............................................................. 4
      2.6      Default................................................................... 5
      2.7      Further Assurances........................................................ 5

ARTICLE III:   REPRESENTATIONS, WARRANTIES AND COVENANTS OF GRANTORS..................... 5
      3.1      Title to Interests........................................................ 5
      3.2      Organization; Authority; No Conflicts..................................... 6
      3.3      Litigation................................................................ 6
      3.4      No Other Agreements....................................................... 6
      3.5      No Brokers................................................................ 7
      3.6      Investment Representations and Warranties................................. 7
      3.7      Private Placement Memorandum.............................................. 8
      3.8      Covenant to Remedy Breaches............................................... 8

ARTICLE IV:    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPERATING PARTNERSHIP.... 8
      4.1      Authority................................................................. 8
      4.2      No Brokers................................................................ 9
      4.3      Exercise of Options....................................................... 9

ARTICLE V:     POWER OF ATTORNEY......................................................... 9
      5.1      Grant of Power of Attorney................................................ 9
      5.2      Limitation on Liability.................................................. 10
      5.3      Ratification; Third Party Reliance....................................... 10

ARTICLE VI:    MISCELLANEOUS............................................................ 10
      6.1      Amendment................................................................ 10
      6.2      Entire Agreement; Counterparts; Applicable Law........................... 10
      6.3      Assignability............................................................ 11
      6.4      Titles................................................................... 11
      6.5      Third Party Beneficiary.................................................. 11
      6.6      Severability............................................................. 11
      6.7      Equitable Remedies....................................................... 11
      6.8      Notices; Exercise of Option.............................................. 11
      6.9      Waiver of Rights; Consents with Respect to Partnership Interests......... 12

      6.10     Confidentiality.......................................................... 13
      6.11     Computation of Time...................................................... 13
      6.12     Survival................................................................. 13
      6.13     Time of the Essence...................................................... 13

Exhibits

A.   Grantors
B.   Partnerships & Interests
C.   Form of Lock-Up Agreement
D.   Form of Exchange Rights Agreement
E.   Form of Registration Rights Agreement


Schedule 1.3

The exhibits and/or schedules of Exhibit 10.20, set forth herein have not been included as exhibits to the Registration Statement. The Registrant agrees to furnish supplementally a copy of any such omitted schedule or exhibit upon request.

                           OMNIBUS OPTION AGREEMENT
                           ------------------------


          This Omnibus Option Agreement (this "AGREEMENT") dated as of the 26th day of April, 1996 by and among AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), and the Grantors listed on Exhibit A attached hereto (each, a "GRANTOR" and, collectively, the "GRANTORS").

                               R E C I T A L S:
                               - - - - - - - -

          A. Each Grantor owns interests in one or more partnerships as described on Exhibit B (the "PARTNERSHIPS").

          B. The Operating Partnership desires to acquire through a contribution to capital from each Grantor, and each Grantor desires to grant to the Operating Partnership, an option to acquire on the terms and conditions set forth herein, all interests owned by such Grantor and set forth on Exhibit B and any other direct or indirect interests such Grantor may have, whether now owned or hereinafter acquired, in the Partnerships and/or in the properties set forth opposite each such Partnership's name on Exhibit B. (Each such property and all personal property related thereto or to the operation thereof is hereinafter referred to as such Partnership's "PROPERTY," and all of such direct or indirect interests of a Grantor in such Partnership or Property, including, without limitation, the interests shown on Exhibit B, are referred to collectively as such Grantor's "PROPERTY INTERESTS").

          C. The Operating Partnership desires to acquire the Property Interests in connection with (i) the formation of American General Hospitality Corporation, a Maryland corporation, which intends to qualify as a real estate investment trust (the "COMPANY") and which is (or through its wholly owned subsidiaries) the sole general partner as well as a limited partner of the Operating Partnership, and (ii) the proposed initial public offering ("IPO") of shares of the Company's common stock, no par value ("COMMON STOCK").

          NOW, THEREFORE, in consideration of ten dollars ($10.00) paid by the Operating Partnership to each Grantor, the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Operating Partnership and Grantors agree as follows:


          ARTICLE I:  THE OPTION
                      ----------

          1.1  Grant of Option.  Each Grantor hereby irrevocably grants to the
               ---------------
Operating Partnership the right and option (each, an "OPTION") to acquire through a contribution to capital all such Grantor's right, title and interest in such Grantor's Property Interests on the terms and conditions set forth herein.

          1.2  Term and Exercise of Option.  Each Option may be exercised by the
               ---------------------------
Operating Partnership at any time from and after the date hereof through 5:00 p.m. on the earlier of (i) October 31, 1996 or (ii) the Cessation Date (the earlier of such dates, the "OPTION TERMINATION DATE"); provided, that if on the Option Termination Date the Operating Partnership or the Grantor of such Option is prohibited by applicable law, or the Operating Partnership or such Grantor is subject to a stay, order, injunction, or similar limitation or any pending or threatened action or proceeding to enjoin, restrain, prohibit or assess substantial damages in respect of the exercise by the Operating Partnership of such Option, then such Option may be exercised by the Operating Partnership during the 10 business day period commencing on the first business day following the removal of each such prohibition, stay, order, injunction, action, proceeding or similar limitation in effect at that time. Subject to the foregoing, if the Operating Partnership does not exercise an Option by the Option Termination Date, such Option shall be deemed terminated and shall be of no further force or effect and the Grantor of such Option shall have no further obligations hereunder.

          1.3  Acquisition Consideration.  The consideration (the "ACQUISITION
               -------------------------
CONSIDERATION") to be received by each Grantor in respect of the contribution of such Grantor's Property Interests to the Operating Partnership shall be determined in accordance with Schedule 1.3 annexed hereto prior to any adjustments pursuant to Section 1.6. The Acquisition Consideration shall be paid in units of limited partnership interests in the Operating Partnership ("OP UNITS"). All adjustments under Section 1.6 shall be paid in cash. The Acquisition Consideration will be allocated 90% to buildings, fixtures and other improvements and 10% to personal property.

          1.4  Lock-Up Agreement.  The Units to be issued to each Grantor
               -----------------
hereunder shall be subject to a Lock-Up Agreement to be executed at Closing by the Operating Partnership and each Grantor, substantially in the form attached as Exhibit C, whereby no Grantor will be permitted to transfer Units for one year after Closing, except as otherwise permitted under such agreement.

          1.5  Other Agreements.  At or prior to Closing, the Company, Grantors
               ----------------
and the other parties thereto shall enter into a Registration Rights Agreement and Exchange Rights Agreement, as described in Section 5.1(a) and substantially in the forms attached as Exhibits D and E, respectively.

          1.6  Adjustments to Acquisition Consideration.  At Closing, with
               ----------------------------------------
respect to each Grantor and each Partnership, the items of revenue and expense shall be prorated as of 12:01 A.M. on the Closing Date for each Partnership in accordance with Article X of the Contribution Agreement, dated as of April 26, 1996, by and among DFW South Acquisition Corporation, American General Hospitality, Inc., and the Operating Partnership (the "Contribution Agreement").


          ARTICLE II:  CLOSING PROCEDURES
                       ------------------

          2.1  Contribution of Property Interests.  Upon the Operating
               ----------------------------------
Partnership's exercise of an Option, the Grantor of such Option shall, in accordance with Section 2.2 hereof, transfer, assign, and convey to the Operating Partnership and the Operating Partnership shall accept as a contribution to capital from such Grantor, all right, title and interest in such Grantor's Property Interests, free and clear of all Encumbrances in exchange for such Grantor's Acquisition Consideration.

          2.2  Closing; Conditions to Obligations.
               ----------------------------------

          (a) The Operating Partnership shall exercise each Option by delivering to the Grantor of such Option a notice (the "OPTION NOTICE"), which notice shall state the date (the "CLOSING DATE") of the closing of the transactions contemplated by Section 2.1 (the "CLOSING"), which date shall be no less than 3 days and no more than 30 days following the date of such Option Notice. The Closing shall be held within such 30 day period at the offices of American General Hospitality, Inc. or at the offices of the attorneys for the lead underwriter of the IPO. Following delivery of an Option Notice, the Operating Partnership and Grantor will at or prior to the Closing execute and deliver all closing documents (the "CLOSING DOCUMENTS") required by the Operating Partnership pursuant to Section 2.3 and, pending the Closing, deposit such Closing Documents in escrow with Chicago Title Insurance Company, as escrow agent of the Operating Partnership (the "ESCROW AGENT").

          (b) The Closing will occur simultaneously with the closing of the IPO (the "IPO CLOSING"); provided, that the IPO Closing shall be deemed to have occurred only if that portion of the net proceeds from the IPO which is to be contributed to the Operating Partnership by the Company is sufficient, as determined by the Operating Partnership in its reasonable discretion, to enable the Operating Partnership (i) to acquire all the Property Interests of each Grantor, and (ii) to apply such portion of the net proceeds to acquire such other properties or interests, to repay principal, interest and other amounts due with respect to indebtedness and to meet such other obligations as may be described in the Registration Statement, as the same shall be in effect on the day of the IPO Closing.

          (c)  The following deliveries shall be made at the Closing:

                    (i) the Operating Partnership shall cause to be delivered to the Escrow Agent, with respect to each Grantor whose Option has been exercised, (x) a certificate of the general partner of the Operating Partnership (the "GENERAL PARTNER") certifying that such Grantor has been or will be, effective as of the Closing, admitted as a limited partner of the Operating Partnership and that the Operating Partnership's books and records indicate or will indicate that such Grantor is the holder of the number of OP Units that represents such Grantor's Acquisition Consideration and (y) if such OP Units are represented by certificates, a certificate or certificates in the name of such Grantor representing the number of OP Units to which such Grantor is entitled; and

                   (ii)  upon receipt of the consideration set forth in clause
(i) above, the Escrow Agent will release the Closing Documents to the Operating Partnership and deliver to each Grantor whose Option has been exercised, the certificates, if any, representing such Grantor's OP Units and, if requested by such Grantor, a copy of the General Partner's certificate referred to in clause
(i).

          (d) Notwithstanding any other provision of this Agreement, the Operating Partnership may, in its sole discretion, elect not to consummate the contribution of all or any portion of the Property Interests of any Grantor as follows:

                    (i) in the event that such Grantor either identifies in its Assignment delivered pursuant to Section 2.3(a) a breach of or other exception with respect to any of the representations, warranties or covenants contained in
Article III or has otherwise breached this Agreement, or

                   (ii) in the event that all authorizations, consents or approvals of any governmental or administrative agency or authority or any third party necessary in order to consummate the contribution of such Grantor's Property Interests, or there exists an order or judgment enjoining, restraining or prohibiting, or assessing substantial damages in respect of such consummation, or there shall be any action or proceeding instituted or threatened in writing to enjoin, restrain, prohibit or assess substantial damages in respect of such consummation, then, the Operating Partnership shall, in lieu of the delivery with respect to
- ----
such Grantor pursuant to clause (c)(i) above, either (A) in the case of an election not to consummate the contribution of all of such Grantor's Property Interests, notify the Escrow Agent of such election and direct the Escrow Agent to return such Grantor's Closing Documents to such Grantor, or (B) in all other cases, equitably adjust the delivery with respect to such Grantor pursuant to clause (c)(i) above to reflect the portion of such Grantor's Property Interests with respect to which the contribution is actually being consummated, which adjustment shall be determined in the Operating Partnership's reasonable discretion, and shall in all events be binding upon such Grantor. The election of the Operating Partnership not to purchase all or any portion of the Property Interests of a particular Grantor shall not affect the obligations of any other Grantor hereunder.

          (e) Notwithstanding any other provision of this Agreement, any Grantor may, in its sole discretion, elect not to contribute all or any portion of its Property Interests unless the transactions governed by the Contribution Agreement shall have been consummated simultaneously herewith.

          (f) Except as the result of a default by a Grantor hereunder, if the Closing does not occur within 30 days of the date of the Option Notice, then neither the Operating Partnership nor any Grantor shall have any obligations under the Closing Documents, the Closing Documents shall be deemed null and void ab initio and the Operating Partnership will direct the Escrow Agent to destroy
- -- ------
the Closing Documents it holds. This Agreement shall thereafter remain in effect and the Operating Partnership may thereafter exercise each Option again at any time before the Option Termination Date.

          2.3  Documents to Be Delivered at the Closing.  At or prior to the
               ----------------------------------------
Closing, each Grantor shall, directly or through the attorney-in-fact appointed pursuant to Article V hereof, execute, acknowledge where deemed desirable or necessary by the Operating Partnership, and deliver to the Escrow Agent, in addition to any other documents mentioned elsewhere herein, the following:

          (a) An assignment of such Grantor's Property Interests (the "ASSIGNMENT"), which assignment shall be in a form reasonably satisfactory to the Operating Partnership and such Grantor, shall contain a warranty of title that such Grantor owns such Grantor's Property Interests free and clear of all Encumbrances (as defined below) and shall either (i) reaffirm the accuracy of all representations and warranties and the satisfaction of all covenants contained in Article III hereof, or (ii) if such reaffirmation cannot be made, identify those representations, warranties and/or covenants contained in Article III hereof (other than Section 3.9) which the Grantor can no longer make or comply with, represent that such Grantor has used reasonable efforts to take such actions as would permit the Grantor to make such representations and warranties and/or to comply with such covenants, and reaffirm the accuracy of all other representations and warranties and the satisfaction of all other covenants contained in Article III hereof.

          (b) If requested by the Operating Partnership, in the case of any Grantor which is a corporation, partnership or trust, a certified copy of all appropriate corporate resolutions or partnership or trust actions authorizing the execution, delivery and performance by such Grantor of this Agreement and the Closing Documents.

          (c) An affidavit establishing an exemption from the withholding requirements of the Foreign Investment in Real Property Tax Act ("FIRPTA"), as amended. In the event Grantor fails to provide such an affidavit, the Operating Partnership shall be entitled to withhold from the Acquisition Consideration and pay to the Internal Revenue Service the sums required to be withheld pursuant to FIRPTA (and the amount so withheld shall be paid by the Operating Partnership to the Internal Revenue Service, in order for the Operating Partnership to comply with the provisions of Section 1445 of the Internal Revenue Code of 1986 or successor similar legislation, as the same may be amended hereafter).

          (d) The Lock-up Agreement, the Exchange Rights Agreement, the partnership agreement for the Operating Partnership (the "Partnership Agreement") and the Registration Rights Agreement.

          (e) Any other documents, agreements or instruments as the Operating Partnership shall reasonably request in order to assign, transfer and convey such Grantor's Property Interests to the Operating Partnership as a contribution to capital and to otherwise effectuate the transactions contemplated hereby, including filings with any applicable governmental jurisdiction in which the Operating Partnership is required to file its partnership documentation.

          2.4  Cessation of Public Offering.  If at any time the Board of
               ----------------------------
Directors of the Company determines in good faith to abandon the formation of the Company or the IPO (the date of such determination being referred to as the "CESSATION DATE"), the Operating Partnership will so advise each Grantor in writing and thereupon all parties hereto will be relieved of all obligations under this Agreement and all Closing Documents (except for obligations arising under Sections 2.5, 2.6, 3.5, 4.2 and 6.10).

          2.5  Closing Costs.  The Operating Partnership agrees to pay all of
               -------------
the closing costs, other than Grantor's legal fees, arising from the contribution of the Property Interests of each Grantor to the Operating Partnership pursuant to the exercise by the Operating Partnership of such Grantor's Option.

          2.6  Default.
               -------

          (a) If after having exercised an Option, the Operating Partnership fails to close (including a failure due to the IPO Closing not having occurred), then the Operating Partnership will pay to each Grantor the sum of $100.00 as liquidated and agreed upon damages. The parties acknowledge that it would be difficult, if not impossible, to ascertain the actual measure of each Grantor's damages in the event of the Operating Partnership's default and the parties agree that $100.00 is a fair reflection of each Grantor's damages in such event.

          (b) If any Grantor defaults with respect to its obligations under this Agreement, the Operating Partnership shall be entitled to exercise against such Grantor as its sole and exclusive remedy the right of specific performance, provided that if the right of specific performance is not available, the Operating Partnership shall be entitled to exercise any and all remedies provided at law or in equity. All damages awarded to the Operating Partnership shall be limited to the value of the Grantor's Property Interest plus all reasonable and necessary costs and expenses incurred by the Operating Partnership in order to enforce and perfect such legal rights. No default by any Grantor hereunder shall in any way limit or affect the obligations of all other Grantors hereunder.

          2.7  Further Assurances.  Each Grantor will, from time to time,
               ------------------
execute and deliver to the Operating Partnership all such other and further instruments and documents and take or cause to be taken all such other and further action as the Operating Partnership may reasonably request in order to effect the transactions contemplated by this Agreement, including instruments or documents deemed necessary or desirable by the Operating Partnership to effect and evidence the contribution of such Grantor's Property Interests to the Operating Partnership in accordance with the terms of this Agreement.


          ARTICLE III:  REPRESENTATIONS, WARRANTIES AND COVENANTS OF GRANTORS
                        ------------------------------------------------------

          As a material inducement to the Operating Partnership to enter into this Agreement and to consummate the transactions contemplated hereby, each Grantor hereby severally makes to the Operating Partnership with respect only to its respective Property Interest each of the representations and warranties set forth in this Article III, which representations and warranties (unless otherwise noted) are true as of the date hereof. As a condition to the Operating Partnership's obligation to consummate the contribution of any Grantor's Property Interests to the Operating Partnership after the exercise of such Grantor's Option, such representations and warranties must be true as of the Closing Date.

          3.1  Title to Interests.  Except as set forth on Exhibit B, such
               ------------------
Grantor owns beneficially and of record, free and clear of any claim, lien, pledge (except for pledges relating to the debt or equity financing of any Property (any such pledge, a "PERMITTED PLEDGE")), voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, right of assignment, purchase right or other rights of any nature whatsoever (collectively, "ENCUMBRANCES"), and has full power and authority to convey free and clear of any Encumbrances, its Property Interests and, upon delivery of an Assignment by such Grantor conveying its Property Interests and delivery of the Acquisition Consideration by the Operating Partnership for such Property Interests as herein provided, the Operating Partnership will acquire as a contribution to capital good and valid title thereto, free and clear of any Encumbrance, except Encumbrances created in favor of the Operating Partnership by the transactions contemplated hereby. Each of such Grantor's Property Interests representing an interest in a Partnership has been validly issued and such Grantor has funded (or will fund before the same is past due) all capital contributions and advances to the Partnership in which such Property Interest represents an interest that are required to be funded or advanced prior to the date hereof and the date of the Closing. There are no agreements, instruments or understandings with respect to any of such Grantor's Property Interests except, in the case of any Property Interest constituting an interest in a Partnership, as set forth in the partnership agreement of such Partnership. Such Grantor has no interest, either direct or indirect, in any of the Partnerships or Properties except for the Property Interests identified on Exhibit B which are the subject of this Agreement. No Permitted Pledge will be in existence as of the date of the Closing, and such Grantor shall provide, at the Closing, such documentary evidence of the release of any Permitted Pledge as the Operating Partnership may reasonably request. In making the representations in this
Section 3.1 regarding the absence of Encumbrances, each Grantor may assume that the consents and waivers of rights set forth in Section 6.9 hereof have been given by all partners of any Partnerships in which such Grantor's Property Interests represent direct or indirect interests.

          3.2  Organization; Authority; No Conflicts.  Any such Grantor which is
               -------------------------------------
not a natural person is a corporation, limited partnership, general partnership or trust duly organized, validly existing and in good standing under the laws of the state of its organization. Such Grantor has full right, authority, power and capacity: (i) to execute and deliver this Agreement, each Closing Document and each other agreement, document and instrument to be executed and delivered by or on behalf of such Grantor pursuant to this Agreement; (ii) to perform the transactions contemplated hereby and thereby; and (iii) to transfer, assign, convey and deliver all of such Grantor's Property Interests to the Operating Partnership in accordance with this Agreement. All applicable corporate, partnership or trust action necessary for such Grantor to execute and deliver this Agreement, the Closing Documents and each other agreement, document and instrument executed by or on behalf of such Grantor pursuant to this Agreement, and to perform the transactions contemplated hereby and thereby, has been taken, or will be taken prior to the Closing Date. This Agreement, each Closing Document and each other agreement, document and instrument executed and delivered by or on behalf of such Grantor pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of such Grantor, each enforceable in accordance with its respective terms. Except for any breaches, violations or defaults which will be waived or cured, or discharged or repaid prior to or contemporaneously with the Closing, the execution, delivery and performance of this Agreement, the Closing Documents and each other agreement, document and instrument to be executed and delivered by or on behalf of such Grantor: (x) does not and will not violate such Grantor's charter and/or bylaws, partnership agreement or declaration of trust, as applicable; (y) does not and will not violate any foreign, federal, state, local or other laws applicable to such Grantor or require such Grantor to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made and which does not remain in effect; and (z) does not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement or any other agreement, contract, instrument, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Grantor is a party or by which the property of such Grantor is bound or affected, or result in the creation of any Encumbrance on any of the property or assets of any Partnership in which any Property Interest of such Grantor represents an interest. In making the representations set forth in this Section 3.2, each Grantor may assume (i) that the consents and waivers of rights set forth in Section 6.9 hereof have been given by all partners of Partnerships in which such Grantor's Property Interests represent direct or indirect interests and (ii) that, for purposes of making such representation as of the date hereof, any Permitted Pledge has been released.

          3.3  Litigation.  Such Grantor knows of no litigation or proceeding,
               ----------
either judicial or administrative, pending or overtly threatened, affecting all or any portion of such Grantor's Property Interests or such Grantor's ability to consummate the transactions contemplated hereby. Such Grantor knows of no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting all or any portion of its Property Interests, which in any such case would impair such Grantor's ability to enter into and perform all of its obligations under this Agreement.

          3.4  No Other Agreements.  Such Grantor has made no agreement with,
               -------------------
and will not enter into any agreement with, and has no obligation (absolute or contingent) to, any other person or entity to sell, transfer, dispose of or in any way encumber any of such Grantor's Property Interests or restricting in any way such Grantor's ability to contribute such Grantor's Property Interests to the Operating Partnership or to enter into any agreement with respect to such Grantor's Property Interests. In making the representations set forth in this
Section 3.4, each Grantor may assume (i) that the consents and waivers of rights set forth in Section 6.9 hereof have been given by all partners of the Partnerships in which such Grantor's Property Interests represent direct or indirect interests and (ii) that, for purposes of making such representations as of the date hereof, any Permitted Pledge has been released.

          3.5  No Brokers.  Such Grantor has not entered into, and covenants
               ----------
that it will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of the Operating Partnership to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

          3.6  Investment Representations and Warranties.
               -----------------------------------------

          (a) Such Grantor has received and reviewed a copy of the Private Placement Memorandum (the "PRIVATE PLACEMENT MEMORANDUM") prepared in connection with the contribution of Property Interests to the Operating Partnership (which Private Placement Memorandum includes a draft Registration Statement, the Summary of Partnership Agreement Provisions (the "PARTNERSHIP SUMMARY") and the Summary of Tax Matters (the "TAX MATTERS SUMMARY"), and understands the risks of, and other considerations relating to, an investment in OP Units. Such Grantor, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in OP Units, (i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of and of making an informed investment decision with respect to an investment in OP Units, (ii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and (iii) is capable of bearing the economic risk of such investment. Such Grantor is an "accredited investor" as defined in Rule 501 of the regulations promulgated under the Securities Act. If such Grantor has retained or retains a person to represent or advise it with respect to its investment in OP Units, such Grantor will advise the Operating Partnership of such retention and, at the Operating Partnership's request, such Grantor shall, prior to or at the Closing,
(i) acknowledge in writing such representation and (ii) cause such representative or advisor to deliver a certificate to the Operating Partnership containing such representations as may be reasonably requested by the Operating Partnership.

          (b) Such Grantor understands that an investment in the Operating Partnership involves substantial risks. Such Grantor has been given the opportunity to make a thorough investigation of the proposed activities of the Operating Partnership and has been furnished with materials relating to the Operating Partnership and its proposed activities, including, without limitation, the Private Placement Memorandum, the Partnership Summary and the Tax Matters Summary. Such Grantor has been afforded the opportunity to obtain any additional information requested by it. Such Grantor has had an opportunity to ask questions of and receive answers from representatives of the Operating Partnership concerning the Operating Partnership and its proposed activities and the terms and conditions of an investment in OP Units. Such Grantor has relied and is making its investment decision based upon the Private Placement Memorandum, the Partnership Summary, the Tax Matters Summary and other written information provided to the Grantor by or on behalf of the Operating Partnership and/or, as applicable, such Grantor's position as a director and/or executive officer of the Company.

          (c) The OP Units to be issued to such Grantor at the Closing will be acquired by such Grantor for its own account, for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein. Such Grantor was not formed for the specific purpose of acquiring an interest in the Operating Partnership.

          (d) Such Grantor acknowledges that (i) the OP Units to be issued to such Grantor at the Closing have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such OP Units are represented by certificates, such certificates will bear a legend to such effect, (ii) the Company's and the Operating Partnership's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of such Grantor contained herein, (iii) the OP Units to be issued to such Grantor at the Closing may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (iv) there is no public market for such OP Units, and (v) the Operating Partnership has no obligation or intention to register such OP Units under the Securities

Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except as provided in the Registration Rights Agreement (as defined below). Such Grantor hereby acknowledges that because of the restrictions on transfer or assignment of such OP Units to be issued hereunder which will be set forth in the Partnership Agreement and in the Lock-up Agreement, such Grantor may have to bear the economic risk of the investment commitment evidenced by this Agreement and any OP Units issued hereunder for an indefinite period of time, although (x) under the terms of the Exchange Rights Agreement, as it will be in effect at the time of the IPO, OP Units will be exchangeable at the request of the holder thereof at any time after the first anniversary of their issuance for cash based on their fair market value or, at the option of the Company, for Common Stock and (y) the holder of any such Common Stock issued upon exchange of OP Units will be afforded certain rights to have such Common Stock registered under the Securities Act and applicable state securities laws pursuant to the Registration Rights Agreement (as described in Section 5. 1 (a)).

          (e) The address set forth under such Grantor's name in Exhibit A is the address of the Grantor's principal place of business or, if a natural person, the address of the Grantor's residence, and such Grantor has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such principal place of business or residence is sited.

          3.7  Private Placement Memorandum.  Such Grantor understands and
               ----------------------------
acknowledges that the Private Placement Memorandum, including, but not limited to, the descriptions of the various transactions relating to the formation and business of the Company and the Operating Partnership set forth in the Private Placement Memorandum, are in draft form only, and such transactions are subject to change without the consent of such Grantor. Without limiting the foregoing, such changes may include the deletion (or addition) of one or more properties expected to be acquired by the Operating Partnership and changes in the amount of the indebtedness expected to be repaid with the proceeds of the IPO. The Operating Partnership shall not be obligated to obtain such Grantor's consent as a result of such changes, although such changes could affect the nature and value of such Grantor's investment in OP Units.

          3.8  Covenant to Remedy Breaches.  Each Grantor covenants to use all
               ---------------------------
reasonable efforts within its control (i) to prevent the breach of any representation or warranty of such Grantor hereunder, (ii) to satisfy all covenants of such Grantor hereunder and (iii) to promptly clear any breach of a representation, warranty or covenant of such Grantor hereunder upon its learning of same.


          ARTICLE IV:  REPRESENTATIONS, WARRANTIES AND
                       COVENANTS OF THE OPERATING PARTNERSHIP
                       --------------------------------------

          As a material inducement to each Grantor to enter into this Agreement and to consummate the transactions contemplated hereby, the Operating Partnership hereby makes to each Grantor each of the representations and warranties set forth in this Article IV, which representations and warranties are true as of the date hereof and shall be true as of the date of the Closing.

          4.1  Authority.  The Operating Partnership is a limited partnership
               ---------
duly organized, validly existing and in good standing under the laws of the state of Delaware. The Operating Partnership has full right, authority, power and capacity: (i) to execute and deliver this Agreement, each Closing Document to which it is a party and each other agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Agreement; (ii) to perform the transactions contemplated hereby and thereby; and (iii) to issue OP Units to each Grantor pursuant to and in accordance with the terms of this Agreement. This Agreement, each Closing Document to which the Operating Partnership is a party and each agreement, document and instrument executed and delivered by the Operating Partnership pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Operating Partnership, each enforceable in accordance with its respective terms. The execution, delivery and performance of this Agreement, each Closing Document to which the Operating Partnership is a party and each such agreement, document and instrument by the Operating

Partnership: (x) does not and will not violate the Partnership Agreement; (y) does not and will not violate any foreign, federal, state, local or other laws applicable to the Operating Partnership or require the Operating Partnership to obtain any approval, consent or waiver of, or make any filing with, any person or authority (government or otherwise) that has not been obtained or made and which does not remain in effect; and (z) does not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement, any other material agreement, contract, instrument, lease, permit or authorization, or any order, writ, judgment, injunction, decree, determination or arbitration award to which the Operating Partnership is a party or by which the property of the Operating Partnership is bound or affected.

          4.2  No Brokers.  The Operating Partnership has not entered into, and
               ----------
covenants that it will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of any Grantor to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

          4.3  Exercise of Options.  If the Operating Partnership exercises the
               -------------------
Option of any Grantor hereunder, it will exercise the Options of all Grantors hereunder, but this covenant shall in no way affect the Operating Partnership's right, pursuant to Section 2.2(c), to elect not to accept the contribution of all or any portion of the Property Interests of any Non-Complying Grantor.


          ARTICLE V:  POWER OF ATTORNEY
                      -----------------

          5.1  Grant of Power of Attorney.  Each Grantor does hereby irrevocably
               --------------------------
appoint Thomas J. Corcoran, Jr. and Thomas L. Wiese with full power of substitution (such person or any such successor acting in his, her or its capacity as attorney-in-fact pursuant hereto, the "ATTORNEY-IN-FACT"), as the true and lawful attorney-in-fact and agent of such Grantor, to act in the name, place and stead of such Grantor:

          (a)  To enter into (i) the Exchange Rights Agreement, as well as the
     (ii) Registration Rights Agreement, which provides such Grantor certain rights to have the Common Stock which may be issued to such Grantor upon exchange of such Grantor's OP Units registered under the Securities Act, and (iii) the Lock-up Agreement.

          (b) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the Closing Documents, the Partnership Agreement, any other documents relating to the contribution of such Grantor's Property Interests to the Operating Partnership, and any consents contemplated by Section 6.9 hereof) and, in general, to do all things and to take all actions which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Agreement and the Closing Documents as fully as could such Grantor if personally present and acting.

          The Power of Attorney granted by each Grantor pursuant to this Article V and all authority conferred hereby is granted and conferred subject to and in consideration of the interest of the Operating Partnership, the Company and the other Grantors and is for the purpose of completing the transactions contemplated by this Agreement. The Power of Attorney of each Grantor granted hereby and all authority conferred hereby is coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of such Grantor or by operation of law, whether by the death, disability, incapacity or liquidation of such Grantor or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which such Grantor is acting as a fiduciary or fiduciaries), and if, after the execution hereof, such Grantor shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof. Each Grantor agrees that, at the request of the Operating Partnership, it will promptly execute a separate power of attorney on the same terms set forth in this Article V, such execution to be witnessed and notarized.

          Each Grantor hereby acknowledges and confirms that the Power of Attorney granted by each Grantor pursuant to this Article V includes and is intended to include the power to act on behalf of such Grantor to amend this Agreement to modify the Grantor's Acquisition Consideration so that there is a change in accordance with Section 1.3 in the aggregate number of OP Units that such Grantor will receive in connection with the exercise by the Operating Partnership of such Grantor's Option, provided that such power is used for such purpose only in connection with a change in the anticipated range of initial offering prices of the Company's Common Stock or if the actual initial offering price of the Company's Common Stock is different from that which was originally anticipated in determining the Acquisition Consideration.

          5.2  Limitation on Liability.  It is understood that each Attorney-in-
               -----------------------
Fact assumes no responsibility or liability to any person by virtue of the Power of Attorney granted by each Grantor hereby. Each Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the formation of the Company, the contribution of the Property Interests to the Operating Partnership, the Registration Statement (as defined in Schedule 1.3), the Red Herring (as defined in Schedule 1.3) or any preliminary prospectus, nor for any aspect of the IPO, and it shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for its own gross negligence or bad faith. Each Grantor agrees to indemnify the Attorney-in-Fact for and to hold the Attorney-in-Fact harmless against any loss, claim, damage or liability incurred or in part arising out of or in connection with its acting as the Attorney-in-Fact under the Power of Attorney created by such Grantor hereby, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or bad faith of the Attorney-in-Fact. Each Grantor agrees that the Attorney-in-Fact may consult with counsel of its own choice (who may be counsel for the Operating Partnership and/or the Company) and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. It is understood that each Attorney-in-Fact may, without breaching any express or implied obligation to the Grantor hereunder, release, amend or modify any other Power of Attorney granted by any other Grantor hereunder or by any other person under any related agreement.

          5.3  Ratification; Third Party Reliance.  Each Grantor does hereby
               ----------------------------------
ratify and confirm all that the Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted unto it by such Grantor hereunder, and such Grantor authorizes the reliance of third parties on this Power of Attorney and waives its right, if any, as against any such third party for its reliance hereon.


          ARTICLE VI:  MISCELLANEOUS
                       -------------

          6.1  Amendment.  Any amendment hereto shall be effective only against
               ---------
those parties hereto who have acknowledged in writing their consent to such amendment, provided that the Operating Partnership may amend this Agreement without notice to or the consent of any Grantor for the purpose of adding additional Grantors as parties hereto or deleting Grantors as parties hereto and conforming Exhibit A in connection with such additions or deletions. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

          6.2  Entire Agreement; Counterparts; Applicable Law.  This Agreement
               ----------------------------------------------
(a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware without giving effect to the conflicts of law provisions thereof.

          6.3  Assignability.  This Agreement shall be binding upon, and shall
               -------------
be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided,
                                                                 --------
however, that this Agreement may not be assigned (except by operation of law) by the Operating Partnership without the prior written consent of the Grantors, or by any Grantor without the prior written consent of the Operating Partnership, and any attempted assignment without such consent shall be void and of no effect; provided, further, however, that the Operating Partnership may assign
        --------
all or any portion of this Agreement and the Closing Documents and any agreement contemplated hereunder or thereunder to the Company or to an affiliate of the Operating Partnership or the Company without the consent of the Grantors.

          6.4  Titles.  The titles and captions of the Articles, Sections and
               ------
paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

          6.5  Third Party Beneficiary.  No provision of this Agreement is
               -----------------------
intended, nor shall it be interpreted, to provide or create any third party beneficiary right or any other right of any kind in any customer, affiliate, stockholder, partner, director, officer or employee of any party hereto or any other person or entity, provided, however, that Sections 5.3, 6.3 and 6.9 of
                        --------
this Agreement shall be enforceable by and shall inure to the benefit of the persons described therein.

          6.6  Severability.  If any provision of this Agreement, or the
               ------------
application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Operating Partnership to effect such replacement.

          6.7  Equitable Remedies.  The parties hereto agree that irreparable
               ------------------
damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in the State of Texas (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled under this Agreement or otherwise at law or in equity.

          6.8  Notices; Exercise of Option.  Any notice or demand which must or
               ---------------------------
may be given under this Agreement (including the exercise by the Operating Partnership of an Option) or by law shall, except as otherwise provided, be in writing and shall be deemed to have been given (i) when physically received by personal delivery (which shall include the confirmed receipt of a telecopied facsimile transmission), (ii) three (3) business days after being deposited in the United States certified or registered mail, return receipt requested, postage prepaid, or (iii) one (1) business day after being deposited with a nationally known commercial courier service utilizing its next day delivery service (such as Federal Express); addressed and delivered or telecopied in the case of a notice to the Operating Partnership to the following address and telecopy number:

               American General Hospitality Operating Partnership, L.P. c/o American General Hospitality, Inc.
               3860 West Northwest Highway, Suite 300
               Dallas, Texas 75220
               Attention: President
               Phone: (214) 352-3330
               Telecopy: (214) 351-0568

               With a copy to:

               Battle Fowler LLP
               75 East 55th Street
               New York, New York 10022
               Attention:  Steven L. Lichtenfeld, Esq.

and addressed and delivered or telecopied, in the case of a notice to a Grantor, to the address and telecopy number set forth under such Grantor's name in Exhibit A hereto.

          6.9  Waiver of Rights; Consents with Respect to Partnership Interests.
               ----------------------------------------------------------------

          (a) Each Grantor acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in contemplation of the transactions contemplated hereby (including the declaration of any dividend or distribution in the form of Property Interests) may conflict with, and may not have been contemplated by, the partnership agreement of one or more Partnerships in which one or more of such Grantor's Property Interests represent a direct or indirect interest or another agreement among one or more holders of such Property Interests or one or more of the partners of any such partnership. With respect to each Partnership in which a Property Interest of a Grantor represents a direct or indirect interest, each Grantor expressly gives all Consents (and any consent necessary to authorize the proper parties in interest to give all Consents) and Waivers necessary or desirable to facilitate any Conveyance Action relating to such partnership (as such terms are defined below).

          As used herein, the term "CONVEYANCE ACTION" means, with respect to any Partnership having a direct or indirect ownership interest in any Property,
(i) the conveyance or agreement to convey by a partner thereof or by any holder of an indirect interest therein (whether or not such partner or holder is a Grantor hereunder) of its direct or indirect interest in such partnership to the Operating Partnership or the Company or to another person in connection with the formation of the Operating Partnership or the Company as described in the Private Placement Memorandum, or (ii) the entering into by any such partner or holder of any agreement relating to (x) the formation of the Operating Partnership or the Company as described in the Private Placement Memorandum, (y) the direct or indirect acquisition by to the Operating Partnership or the Company of any such direct or indirect interest, or (z) the transactions described in or contemplated by the Private Placement Memorandum, or (iii) the taking by any such partner or holder of any action necessary or desirable to facilitate any of the foregoing, including, without limitation, the following (provided that the same are taken in furtherance of the foregoing): any sale or distribution to any person of a direct or indirect interest in such partnership, the entering into any agreement with any person that grant to such person the right to purchase a direct or indirect interest in such partnership, and the giving of the Consents and Waivers contained in this Section 6.9 or consent or waivers similar thereto in form or purpose. As used herein, the term "CONSENTS" means, with respect to any such partnership, any consent necessary or desirable under the partnership agreement of such partnership or any other agreement among all or any of the holders of interests therein or any other agreement relating thereto or referred to therein (i) to permit any and all Conveyance Actions relating to such partnership or to amend such partnership agreement and/or other agreements so that no provision thereof prohibit, restricts, impairs or interferes with any Conveyance Action (such amendment to include, without limitation, the deletion of provisions which cause a default under such agreement if interests therein are transferred for other than cash), (ii) to admit the Operating Partnership (or the Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above) as a substitute limited partner or general partner of such partnership upon the Operating Partnership's acquisition of a limited or general partner interest therein, respectively, and to adopt such amendment as is necessary or desirable to effect such admission, (iii) to adopt any amendment as may be deemed desirable by the Operating Partnership, either simultaneously with or immediately prior to the acquisition of a limited or general partnership interest therein provided, that such amendment will not result in any increased liability on the part of any Grantor hereunder or under the applicable partnership agreement, and (iv) to continue such partnership following the transfer of interests therein to the Operating Partnership (or the Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above). As used herein, the term "WAIVERS" means, with respect to a partnership of which a Property Interest of a Grantor represents a direct or indirect interest, the waiving of any and all rights that such Grantor may have with respect to, and (to the extent possible) that any other person may have with respect to, or that may accrue to such Grantor or other person upon the occurrence of, a Conveyance Action relating to such partnership, including, but not limited to, the following rights: rights of notice, rights to response periods, rights to purchase the direct or indirect interest of another partner in such partnership or to sell such Grantor's or other person's direct or indirect interest therein to another partner, rights to sell such Grantor's or other person's direct or indirect interest therein at a price other than as provided herein, or rights to prohibit, limit, invalidate, otherwise restrict or impair any such Conveyance Action or to cause a termination or dissolution of such partnership because of such Conveyance Action. Each Grantor further agrees that such Grantor will take no action to enjoin, or seek damages resulting from, any Conveyance Action by any holder of a direct or indirect interest in a partnership in which a Property Interest of such Grantor represents a direct or indirect interest. The Waivers and Consent contained in this Section 6.9 shall terminate upon the termination of this Agreement, except as to transactions completed hereunder prior to termination.

          6.10  Confidentiality.  Each Grantor shall treat as strictly
                ---------------
confidential the fact that the Company is contemplating an offering of its Common Stock until such time as the Company has filed the Registration Statement with the Securities and Exchange Commission, and shall not communicate at any time the terms of this Agreement to any person other than counsel or advisors to such Grantor who agree to keep such terms confidential and any lender holding a lien on any Property Interests. Grantor shall treat all information received from the Operating Partnership or its counsel or advisors pertaining to the Operating Partnership or the Company confidential and shall disseminate same only to counsel to such Grantor who agree to keep such information confidential.

          6.11  Computation of Time.  Any time period provided for herein which
                -------------------
shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. of the next full business day. All times are New York City time.

          6.12  Survival.  It is the express intention and agreement of the
                --------
parties hereto that the representations, warranties and covenants of the Operating Partnership and each Grantor set forth in this Agreement shall survive the consummation of the transactions contemplated hereby.

          6.13  Time of the Essence.  Time is of the essence with respect to all
                -------------------
obligations of Grantor under this Agreement.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                                   OPERATING PARTNERSHIP:

                                   AMERICAN GENERAL HOSPITALITY
                                   OPERATING PARTNERSHIP, L.P.

                                   By:  AGH GP, INC.,
                                        its general partner


                                                /s/  Bruce G. Wiles
                                        By:  __________________________________
                                             Name:  Bruce G. Wiles
                                             Title: Executive Vice President

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 26, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:          /s/ Louis E. Capt
                                        -----------------------------------
                                         Name: L. E. C. Investments Inc.



        Signature line for trusts,
        partnerships and other
        entities:
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:
                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------


               By the Grantor's execution of this Omnibus Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 26, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:          /s/ Richard O. Jacobson
                                        -----------------------------------
                                         Name:



        Signature line for trusts,
        partnerships and other
        entities:
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:              Box 224
                                        -----------------------------------
                                         Des Moines, Iowa 50301
                                        -----------------------------------

                                        -----------------------------------


               By the Grantor's execution of this Omnibus Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 26, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:          /s/ Thomas J. Corcoran, Jr.
                                        -----------------------------------
                                         Name: Thomas J. Corcoran, Jr.



        Signature line for trusts,
        partnerships and other
        entities:
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:
                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------


               By the Grantor's execution of this Omnibus Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals hereunder pursuant to Article V.


Percentage to be paid in Cash       --
                                  ----
Percentage to be paid in OP Units  100%
                                  ----

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 26, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:          /s/ Hervey A. Feldman
                                        -----------------------------------
                                         Name: Hervey A. Feldman



        Signature line for trusts,
        partnerships and other
        entities:
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:
                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------


               By the Grantor's execution of this Omnibus Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals hereunder pursuant to Article V.


Percentage to be paid in Cash       50%
                                  ----
Percentage to be paid in OP Units   50%
                                  ----

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 26, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:          /s/ Pin HWang
                                        -----------------------------------
                                         Name:



        Signature line for trusts,
        partnerships and other
        entities:                           /s/ Pin HWang
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:              360 E. Randolph #3006
                                        -----------------------------------
                                         Chicago, Illinois 60601
                                        -----------------------------------

                                        -----------------------------------


               By the Grantor's execution of this Omnibus Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals hereunder pursuant to Article V.


P.S.  Half of the unit cashes out
      Half of the unit convert to stock option

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 26, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:          /s/ Thomas L. Wiese
                                        -----------------------------------
                                         Name:



        Signature line for trusts,
        partnerships and other
        entities:
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:              Thomas L. Wiese
                                        -----------------------------------
                                         3611 Ingleside Dr.
                                        -----------------------------------
                                         Dallas, TX 75229
                                        -----------------------------------


               By the Grantor's execution of this Omnibus Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals and the Operating Partnership hereunder pursuant to Article V.

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 26, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:          /s/ Steve Cobb
                                        -----------------------------------
                                         Name:



        Signature line for trusts,
        partnerships and other
        entities:
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:                /s/ Steve Cobb
                                        -----------------------------------
                                         140 Mockingbird Lane
                                        -----------------------------------
                                         Coppel, TX 75019
                                        -----------------------------------


               By the Grantor's execution of this Omnibus Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 26, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:          /s/ Richard A. Hess
                                          /s/ Barbara A. Hess
                                        -----------------------------------
                                         Name:



        Signature line for trusts,
        partnerships and other
        entities:
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:               12920 N.W. 17th
                                        -----------------------------------
                                          Topeka, KS 66615
                                        -----------------------------------

                                        -----------------------------------


               By the Grantor's execution of this Omnibus Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.


Percentage to be paid in Cash       40%
                                  ----
Percentage to be paid in OP Units   60%
                                  ----

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 26, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:          /s/ Jerry Jacob
                                        -----------------------------------
                                         Name: Jerry Jacob



        Signature line for trusts,
        partnerships and other
        entities:
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:              One Holly Hill Lane
                                        -----------------------------------
                                         Greenwich, CT 06830
                                        -----------------------------------

                                        -----------------------------------


               By the Grantor's execution of this Omnibus Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                                 Schedule 1.3
                                 ------------



          At the Closing, each Grantor, who has elected to receive OP Units shall receive a number of OP Units equal to (i) the value of the Equity Interest (as defined below) (subject to adjustment as set forth below) divided by (ii) the mid-point of the proposed per share offering prices (the "Mid-Point") set forth in the final red herring prospectus (the "RED HERRING") included in the Company's Registration Statement on Form S-11 prepared and filed in connection with the IPO (the "REGISTRATION STATEMENT"). In the event the initial yield (the "Initial Yield") (calculated by dividing the estimated annual distribution per share for the 12-month period following the IPO, as set forth in the Red Herring, by the Mid-Point) is a percentage greater or less than 8.0%, then the value of the Equity Interest shall increase or decrease accordingly by an amount equal to the Applicable Percentage (as defined below) times the resulting change in the value of the Operating Partnership; provided, however, in no event shall the value of the Equity Interest be reduced by more than 7.5%. As used herein, the "value of the Operating Partnership" shall be determined by taking the product of the "Pro Forma Cash Available for Distribution" as defined in the Red Herring ("CAD") times the percentage of CAD (expressed as a decimal fraction) to be distributed to the partners in the Operating Partnership or the shareholders in the Company (as the case may be) as set forth in the Red Herring, and dividing that product by the Initial Yield. While the value of the Equity Interest may never be reduced by more than 7.5%, there shall be no cap on increases in the value of the Equity Interest as a result of any positive pricing adjustment described in this Schedule 1.3. For purposes of this Schedule 1.3, "Applicable Percentage" shall mean the fraction (expressed as a decimal fraction), the numerator of which is the value of the Equity Interests (plus each Grantor's pro rata share of the mortgage debt) which are the subject of the Agreement and the denominator of which is the value of all the assets acquired by the Operating Partnership upon the consummation of the IPO as determined in good faith by the Company. For purposes of this Agreement, the value of the Equity Interests of each of the respective Grantors shall be calculated assuming a sale of the Property at an aggregate purchase price of $25,132,000 in cash less the outstanding mortgage balance in the original amount of $14,250,000, in accordance with the terms and conditions of the Amended and Restated Agreement of Limited Partnership of DFW South I Limited Partnership, dated May 1, 1992.